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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549



                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 9, 1997

                        KENTEK INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                3577                         22-2406249
     (State or other jurisdiction of        (Primary Standard Industrial          (I.R.S. Employer
     incorporation or organization)         Classification Code Number)        Identification Number)

   2945 Wilderness Place, Boulder, CO                                                  80301
(Address of principal executive offices)                                             (Zip code)

      Registrant's telephone number, including area code:  (303) 440-5500


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         The undersigned registrant hereby amends its Current Report by filing herewith Exhibit 16.1, Letter re Change in Certifying Accountant.

Item 7. Financial Statements and Exhibits.

            (c)  Exhibits.

                 16.1. Letter from BDO Seidman LLP pursuant to Item 304(a)(3) of Regulation S-K.



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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  May 23, 1997                        KENTEK INFORMATION SYSTEMS INC.




                                           By: /s/ Craig G. Lamborn
                                              ------------------------------
                                           Title:  Chief Financial Officer







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                             EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------
   16.1      Letter from BDO Seidman LLP pursuant to Item 304(a)(3) of
             Regulation S-K.